Exhibit 99.2
A. SCHULMAN ANNUAL MEETING OF STOCKHOLDERS HIGHLIGHTS FISCAL
2009 PROGRESS AND IMPORTANT STEPS IN FISCAL 2010
•       Stockholders approve election of Board of Directors
•       Company expects strong fiscal 2010 first-quarter operating performance
•       CEO shares highlights of proposed acquisition of ICO, Inc.
AKRON, Ohio — December 10, 2009 — A. Schulman, Inc. (Nasdaq-GS: SHLM) today held its 2009 Annual Meeting of Stockholders, where Joseph M. Gingo, Chairman, President and Chief Executive Officer, and Chief Financial Officer Paul DeSantis reviewed the Company’s transformation over the past two years, its financial and operating performance in fiscal 2009, its outlook for the first quarter of fiscal 2010, and the recently announced proposed acquisition of ICO, Inc., an important step in the continued strategic growth of A. Schulman.
Gingo, who assumed leadership of A. Schulman in January 2008, noted that the Company has made a great deal of progress with its aggressive actions to strengthen the business globally, and particularly in the United States. The management team embarked on an action plan to reduce costs, realign capacity to focus on higher-margin products, reduce working capital, improve operating processes and recharge its new product engine. However, in fiscal 2009, the worldwide recession and its impact on global demand prevented that progress from being reflected in sales and income results.
“With all the changes we made, we would have at least broken even in the United States if fiscal 2009 had been a normal year,” Gingo said in his remarks to shareholders regarding 2009 performance. “So, we know our work is not finished. We will remain focused on serving profitable markets and improving our product mix. We will continue to make the necessary changes, not only to weather the current storm, but also to improve our position for future growth.”
DeSantis noted, “Based on preliminary projections, the Company expects its fiscal 2010 first quarter ended November 30, 2009, to be a strong quarter with North America breaking even and global operating earnings in excess of fiscal 2009 and 2008 levels, excluding any acquisition-related costs and including discontinued operations.”
Additionally, on December 2, 2009, the Company announced it has signed a definitive agreement to acquire all of the outstanding shares of Houston-based ICO, Inc. (Nasdaq: ICOC), pending approval of the transaction by ICO shareholders and receipt of customary regulatory approvals. ICO is a global manufacturer of specialty resins and concentrates, and provides specialty polymer services. ICO reported annual revenues of $300 million for the year ended September 30, 2009.
“We are extremely excited by this proposed transaction,” Gingo said. “The acquisition of ICO presents us with an opportunity to expand our presence substantially, especially in global rotomolding and in our U.S. masterbatch business. As we have communicated to our shareholders in the past, A. Schulman’s long-term strategic objectives are to strengthen our position in masterbatch, engineered plastics and rotomolding, and move into new markets or applications.
“We will actively pursue growth through the continued refinement of our product mix, further development of our well-trained sales force, and the introduction of new products,” said Gingo. “We will also continue to aggressively seek acquisitions that are a good strategic fit and we are fortunate to be in the position to do so.”
Also at today’s meeting, stockholders approved proposals to:
•	Elect current directors David G. Birney, Howard R. Curd, Michael A. McManus, Jr., Ernest J. Novak, Jr, Dr. Irvin D. Reid and John B. Yasinsky to one-year terms expiring at the 2010 Annual Meeting;
•	Ratify the selection of PricewaterhouseCoopers LLC as the Company’s independent registered public accounting firm for fiscal 2010; and
•	Adopt and approve A. Schulman’s 2009 employee stock purchase plan.
About A. Schulman, Inc.
Headquartered in Akron, Ohio, A. Schulman is a leading international supplier of high-performance plastic compounds and resins. These materials are used in a variety of consumer, industrial, automotive and packaging applications. The Company employs about 2,000 people and has 16 manufacturing facilities in North America, Europe and Asia. Revenues for the fiscal year ended August 31, 2009, were $1.3 billion. Additional information about A. Schulman can be found at www.aschulman.com.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
A number of the matters discussed in this release that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding expected synergies resulting from the merger of Schulman and ICO, combined operating and financial data, the combined company’s plans, objectives, expectations and intentions and whether and when the transactions contemplated by the merger agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; restrictions imposed by outstanding indebtedness; fluctuations in the prices of sources of energy or resins and other raw materials; worldwide and regional economic, business, and political conditions, including continuing economic uncertainties in some or all major product markets; changes in customer demand and requirements; business cycles and other industry conditions; the timing of new services or facilities; ability to compete; effects of compliance with laws; fluctuations in the value of currencies in major areas where operations are located, including the U.S. dollar, Euro, U.K. pound sterling, Canadian dollar, Mexican peso, Chinese yuan, and Indonesian rupiah; matters relating to operating facilities; effect and costs of claims (known or unknown) relating to litigation and environmental remediation; ability to manage global inventory; ability to develop technology and proprietary know-how; ability to attract and retain key personnel; escalation in the cost of providing employee health care; performance of the global automotive market; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the failure to obtain governmental approvals of the transaction on the proposed terms and schedule, and any conditions imposed on the combined company in connection with consummation of the merger; the failure to obtain approval of the merger by the stockholders of ICO and the failure to satisfy various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in Schulman’s and ICO’s respective reports filed with the SEC, including Schulman’s annual report on Form 10-K for the year ended August 31, 2009 and ICO’s annual report on Form 10-K for the year ended September 30, 2008 and quarterly report on Form 10-Q for the quarter ended June 30, 2009, in each case, as such reports may have been amended. This release speaks only as of its date, and Schulman and ICO each disclaims any duty to update the information herein.
Additional Information and Where to Find It
In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. ICO SHAREHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY 4 STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement/prospectus will be mailed to shareholders of ICO. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov, from A. Schulman, Inc. at its web site, www.aschulman.com, or from ICO, Inc. at its web site, www.icopolymers.com, or 1811 Bering Drive, Suite 200, Houston, Texas, 77057, attention: Corporate Secretary.
Participants In Solicitation
Schulman and ICO and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information concerning Schulman’s participants is set forth in the proxy statement, dated November 6, 2009, for Schulman’s 2009 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information concerning ICO’s participants is set forth in the proxy statement, dated January 23, 2009, for ICO’s 2009 annual meeting of shareholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of Schulman and ICO in the solicitation of proxies in respect of the proposed merger will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
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